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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 15, 2000

MERRILL LYNCH MORTGAGE INVESTORS, INC., Mortgage Pass-Through Certificates and Mortgage-Backed Notes Registration Statement on From S-3



                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                 333-81429           13-3416059
        ----------------------         ---------            ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
           of Incorporation)            File Number)        Identification No.)



4 World Financial Center - Floor #10
New York, New York                                            10080
----------------------------                                 --------
         (Address of Principal                               (Zip Code)
          Executive Offices)



      Registrant's telephone number, including area code, is (212) 449-1000



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                   Description
-----------            -----------                   -----------

1                      5.3, 8.2 and 23.3    Consent of Thacher Proffitt &
                                            Wood, counsel of Merrill
                                            Lynch Mortgage Investors,
                                            Inc. with respect to the Merrill
                                            Lynch Mortgage Investors,
                                            Inc., Mortgage Pass-Through
                                            Certificates and Mortgage-
                                            Backed Notes, Series 2000-3

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MERRILL LYNCH MORTGAGE
                                            INVESTORS, INC.


                                            By: /s/ Michael McGovern
                                              ------------------------
                                            Name:  Michael McGovern
                                            Title: Secretary


Dated:  December 15, 2000


                                       -4-

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                                  EXHIBIT INDEX


                  Item 601(a) of                                  Sequentially
Exhibit           Regulation S-K                                  Numbered
Number            Exhibit No.                Description          Page
------            -----------                -----------          ----

1                 5.3, 8.2 and 23.3         Attorney's Consent      3

                                       -5-